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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 1998
                                                        ------------------

                               EASTERN ENTERPRISES
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Massachusetts                        1-2297                    04-1270730
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(STATE OR OTHER              (COMMISSION FILE NUMBER)        (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)

              9 RIVERSIDE ROAD, WESTON, MASSACHUSETTS            02493
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 647-2300
                                                           --------------

                                      NONE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 1 THROUGH 4 AND ITEMS 6, 7(a) AND (b), 8 AND 9.  Not Applicable.

ITEM 5.  OTHER EVENTS

         Incorporated herewith is one PRESS RELEASE attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)      Exhibits

           99.1 - Press Release


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EASTERN ENTERPRISES

Date: October 13, 1998                       By:  /s/ L. William Law, Jr.
     --------------------------                 -------------------------
                                                L. William Law, Jr.
                                                Senior Vice President, General
                                                 Counsel and Secretary


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                                  EXHIBIT INDEX

                                    EXHIBITS
                                    --------

         99.1--Press Release




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